[PHOTO]

The
Gabelli
U.S. Treasury
Money Market
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1995

                   The Gabelli U.S. Treasury Money Market Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                            Annual Report -- 1995 (a)

To Our Shareholders:

     Yields along the Treasury curve dropped at the end of the summer as expectations continued to build that the Federal Reserve Bank (the "Fed") would ease short-term interest rates further. Continued good news on inflation and weaker than expected retail sales figures for August helped to move long-term bond yields down to a low of 6.45%. Yields on the short end of the curve moved lower in sympathy, albeit less dramatically.

     The most recent Federal Open Market Committee (FOMC) meeting, held on September 26th, was adjourned with no significant announcements. The target for fed funds (overnight bank loans) remains at 5.75% and the discount rate
(borrowing from the Fed) remains at 5.25%. The Fed hopes to let the economy expand at a slow and steady pace, keeping inflation from accelerating. Are we witnessing the mythical "soft landing"?

     Economic data releases continue to be mixed, as alternating strong and weak numbers contribute to quick shifts in market psychology. Soft retail sales and a drop in the National Purchasing Managers' Index seem to be inconsistent with a surge in industrial production and a significant jump in the Philadelphia Federal Reserve Index of Business Conditions. New single family home sales were up 8.1% in July, but fell 9.6% in August. The dollar has staged a dramatic comeback versus the yen over the past few months, rallying from a low of below Y85 to a recent high of over Y104, before dropping back to its current level of Y85. Another important report on the health of the economy will come with September's employment report due out on October 6th. The market will be waiting and watching for indications that the Fed will make another monetary policy move before the end of this year.

     Overall, we are bullish on the fixed income market in the long run for three primary reasons. First and foremost, inflation as measured on both the producer and consumer levels, remains very much in control and should provide the Fed plenty of room to ease rates down the road without too much concern for price volatility. For the first eight months of 1995, the Producer Price Index
(PPI) and Consumer Price Index (CPI) have been running at annualized rates of 1.4% and 2.9%, respectively. Second, we believe that a budget resolution in the near term is a real possibility. While the financial markets desperately want fiscal discipline, House Speaker Newt Gingrich gives us pause by threatening a default on U.S debt if the Republicans do not get their way on the budget. We do not think it will come to that but we believe that the country's current sour mood will pressure our representatives in Washington to finally get something done on this front. This would provide the Fed with more room to lighten up on the monetary brake. Third, we are quickly approaching a presidential election year with its accompanying bi-partisan (at least) campaign. Keeping rates low will take on increased importance for the current administration.

     We expect that this mix of economic data will provide a measure of volatility to the short-term Treasury market. We will continue to identify and exploit trading ranges in the T-bill market in an effort to enhance the total rate of return on our Fund's portfolio.

----------
(a)  The Fiscal Year ends on September 30, 1995.

Investment Results

     From the Fund's inception on October 1, 1992 through September 30, 1995, the Fund earned an average annualized return of 3.81%. The 7-day annualized yield and the 30-day annualized yield on September 30, 1995 were 5.23% and 5.27%, respectively. As of September 30, 1995, the Fund had net assets of $218.0 million with 5,874 shareholder accounts. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

     An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before you invest or send money. Yields will fluctuate. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 5.08% and 5.07%, respectively.

Minimum Initial Investment - $10,000

     The minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may acquire the Fund with an initial investment of $3,000. IRAs and retirement related accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides checkwriting and exchange privileges. Expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. The Fund is designed as a low-cost investment vehicle for the long-term investor and is an excellent vehicle in which to store idle cash. The Fund continues to offer free checkwriting for the first 10,000 investors.

Daily Dividends

     The Fund declares daily dividends which are reinvested quarterly unless you request a cash distribution. Beginning in October 1995, the Fund will pay its dividends on a monthly basis. 100% of the Fund's income dividends are derived from U.S. government securities and are, therefore, exempt from state and local income taxes in all states. Please consult your tax advisor.

     We thank you for your investment and we will work hard to preserve your assets and provide competitive returns in the Treasury money market funds arena. We are available to answer any questions you may have. Call us at 1-800-GABELLI (1-800-422-3554).

Sincerely,




/s/ RONALD S. BAKER                           /s/ BRUCE N. ALPERT
Ronald S. Eaker                               Bruce  N. Alpert
Vice President & Portfolio Manager            Vice President & Treasurer

October 5, 1995

The Gabelli U.S. Treasury Money Market Fund
Statement of Net Assets -- September 30, 1995
===================================================================================================================

                                                     Annualized
       Principal                                    Yield at Date          Maturity
         Amount                                     of Purchase              Date                       Value
         ------                                     -----------              ----                       -----
                    U.S. TREASURY OBLIGATIONS -- 99.8%
                    U.S. Treasury Bills -- 78.2%
     $171,483,000   U.S. Treasury Bills ........  5.240% to 5.430% 10/05/1995-12/21/1995             $170,529,396
                                                                                                     ------------
                                                   Interest Rate
                                                   -------------
                    U.S. Treasury Notes -- 21.6%
       20,000,000   U.S. Treasury Notes ........      4.250%             11/30/1995                    19,958,252
       26,880,000   U.S. Treasury Notes ........      7.875              02/15/1996                    27,105,521
                                                                                                     ------------
                                                                                                       47,063,773
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $217,593,169) (a) ........................................  99.8%             217,593,169
Payable for Fund shares redeemed .................................................                        (74,680)
Payable Manager ..................................................................                        (63,192)
Cash and Other Assets in Excess of Liabilities ...................................   0.2                  580,811
                                                                                   -----             ------------
NET ASSETS (applicable to 218,036,108 shares of beneficial interest issued
  and outstanding, $0.001 par value, one billion shares authorized) .............. 100.0%            $218,036,108
                                                                                   =====             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                    $1.00
                                                                                                            =====


Financial Highlights
===================================================================================================================

Per share amounts for a Fund share outstanding throughout each year ended September 30,

                                                                           1995             1994            1993*
                                                                        --------         --------        --------
Operating performance:
Net asset value, beginning of year ...............................      $   1.00         $   1.00        $   1.00
                                                                        --------         --------        --------
Net investment income (a) ........................................        0.0528           0.0323          0.0271
Net gain on investments ..........................................        0.0002           0.0002          0.0002
                                                                        --------         --------        --------
Total from investment operations .................................        0.0530           0.0325          0.0273
                                                                        --------         --------        --------
Distributions to shareholders from:
  Net investment income ..........................................       (0.0528)         (0.0323)        (0.0271)
  Net realized gains .............................................       (0.0002)         (0.0002)        (0.0002)
                                                                        --------         --------        --------
  Total distributions ............................................       (0.0530)         (0.0325)        (0.0273)
                                                                        --------         --------        --------
Net asset value, end of year .....................................      $   1.00         $   1.00        $   1.00
                                                                        ========         ========        ========
Total return** ...................................................          5.4%             3.3%            2.8%
                                                                        ========         ========        ========

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's) ...............................      $218,036         $186,020        $187,709
  Ratio of net investment income to average net assets ...........         5.30%            3.23%           2.73%
  Ratio of operating expenses to average net assets (b) ..........         0.27%            0.30%           0.30%


------------
 *   The Fund commenced operations on October 1, 1992.

** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Net investment income before expenses reimbursed by Manager for the years ended September 30, 1995 and 1994 and the period ended September 30, 1993 was $0.0516, $0.0312 and $0.0255, respectively.

(b) Operating expense ratios before expenses reimbursed by Manager for the years ended September 30, 1995 and 1994 and the period ended September 30, 1993 were 0.39%, 0.43% and 0.46%, respectively.

                       See Notes to Financial Statements.

The Gabelli U.S. Treasury Money Market Fund
Statement of Operations
Year Ended September 30, 1995
==================================================================================================================

Investment Income:
   Interest income                                                                                    $12,934,225
                                                                                                      -----------
Expenses:
   Management fee .............................................................           $ 627,450
   Transfer agent fees ........................................................             120,658
   Legal and audit fees .......................................................              39,819
   Trustees' fees .............................................................              27,053
   Amortization of organization expenses ......................................              20,962
   Other ......................................................................              72,375
                                                                                          ---------
       Total expenses before fees waived by Manager ...........................                           908,317
       Fees waived by Manager .................................................                          (278,588)
                                                                                                      -----------
       Total Expenses-- Net ...................................................                           629,729
Net investment income .........................................................                        12,304,496
                                                                                                      -----------
Net realized gain on investments ..............................................                            78,346
                                                                                                      -----------
Net increase in net assets resulting from operations ..........................                       $12,382,842
                                                                                                      ===========

Statement of Changes in Net Assets
===================================================================================================================

                                                                                      Year               Year
                                                                                     Ended              Ended
                                                                                    9/30/95            9/30/94
                                                                                --------------       ------------
Net investment income ....................................................      $   12,304,496       $  5,942,885
Net realized gain on investments .........................................              78,346             44,354
                                                                                --------------       ------------
Net increase in net assets resulting from operations .....................          12,382,842          5,987,239
Distributions to shareholders from:
  Net investment income ..................................................         (12,304,496)        (5,942,885)
  Net realized gain on investments .......................................             (78,346)           (44,354)
Share transactions ($1.00 per share):
  Shares sold ............................................................       1,143,159,517        827,577,627
  Shares issued on reinvestment of dividends and distributions ...........          11,856,303          5,684,079
  Shares redeemed ........................................................      (1,123,000,143)      (834,950,737)
                                                                                ---------------      -------------

Net increase/(decrease) in net assets ....................................          32,015,677         (1,689,031)
NET ASSETS:
Beginning of year ........................................................         186,020,431        187,709,462
                                                                                --------------       ------------

End of year ..............................................................        $218,036,108       $186,020,431
                                                                                ==============       ============

                       See Notes to Financial Statements.

The Gabelli U.S. Treasury Money Market Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli U.S. Treasury Money Market Fund (the "Fund") is a series of The Gabelli Money Market Funds, a Delaware business trust (the "Trust"). The Fund is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on October 1, 1992. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are valued at amortized cost (which approximates market value) whereby, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

Security Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned.

Dividends  and  Distributions.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid quarterly. Beginning in October 1995, dividends and distributions to shareholders will be declared daily and paid monthly. At September 30, 1995 the dividends payable were $63,051.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Deferred Organization Expenses. A total of $104,264 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

2. Agreements with Affiliated Parties. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, Inc. (the "Manager") which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. During the period October 1, 1994 through November 15, 1994, the Trust was operating without a Management Agreement. The Manager agreed to provide services without compensation until the Trustees approved a new Management Agreement identical to the terms of the original agreement on November 16, 1994. For the year ended September 30, 1995, the Manager voluntarily waived management fees of $278,588.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Board of Trustees
The Gabelli U.S. Treasury Money Market Fund
(a series of The Gabelli Money Market Funds)

   We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (a series of The Gabelli Money Market Funds) as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG LLP
                                                       Ernst & Young LLP
New York, New York
October 25, 1995


--------------------------------------------------------------------------------

                   1995 TAX NOTICE TO SHAREHOLDERS (Unaudited)

     U.S. Government Income:

          The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 1994 to September 30, 1995 which was derived from U.S. Treasury Securities was 100%. Such income is exempt from state and local income tax in all states. Due to the diversity in state and local tax laws, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------

     We would like to share with you the following article on the recent dedication of the Gabelli School of Business at Roger Williams University in Rhode Island. At Gabelli Funds, we recognize and appreciate the support that our Chairman, Chief Investment Officer and Founder, Mario J. Gabelli, provides for enhancing educational opportunities for students.

--------------------------------------------------------------------------------
                          Providence Journal-Bulletin
--------------------------------------------------------------------------------
ROGER WILLIAMS
RENAMES SCHOOL
TO HONOR TRUSTEE

     BRISTOL -- Roger Williams University's business school is getting a new name: the Gabelli School of Business.

A dedication ceremony Tuesday, Oct. 17, will mark the renaming of the school for Mario J. Gabelli, a Wall Street financial analyst and founder of Gabelli Funds, Inc., in Rye, N.Y., who serves on the university's board of trustees.

Described by Roger Williams officials as a "strong supporter of the university," Gabelli, of Greenwich Conn., was the principal speaker and a recipient of an honorary doctor of business degree at the school's 1992 commencement.

The three-story building that will soon carry Gabelli's name housed the university library until 1992. It was then rededicated as the new home of the School of Business after a $1 million renovation.

"The School of Business is honored to have Mario Gabelli's name attached to it because this man serves as an icon--an exemplary role model--to any student seeking a career in the field of business," said university President Anthony J. Santoro.

Ralph Papitto, chairman of the board of trustees, said Gabelli's name and prominence as "a topnotch money manager on Wall Street" would lend added stature to the School of Business.

Gabelli, a graduate of Fordham University and the Columbia University Graduate School of Business began his Wall Street career in 1967 as an analyst.

He is now Chairman and Chief Investment Officer of Gabelli Funds, Inc., the holding company for GAMCO Investors, a money management firm, and the Gabelli family of mutual funds. He is also Chairman and Chief Executive Officer of the Lynch Corporation and a governor of the American Stock Exchange.

--------------------------------------------------------------------------------
Reprinted with permission                                     September 26, 1995

                            The Gabelli U.S. Treasury
                                Money Market Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]

                                Board of Trustees

Mario J. Gabelli                             John J. Parker
  Chairman and                                 Attorney-at-Law
    President                                  McCarthy, Fingar, Donovan,
                                                 Drazen & Smith
Anthony J. Colavita
  Attorney-at-Law                            Karl Otto Pohl
  Anthony J. Colavita, P.C.                    Former President
                                               Deutsche Bundesbank
Vincent D. Enright
  Senior Vice President and                  Anthonie C. van Ekris
    Chief Financial Office                     Managing Director
  Brooklyn Union Gas Company                   BALMAC International, Inc.

Thomas E. O'Connor
  Managing General Partner
  Gabelli-O'Connor Fixed Income
    Mutual Funds Management
    Company

                                    Officers

Mario J. Gabelli, CFA                        Ronald S. Eaker
  Chairman and                                 Vice President and
    President                                    Portfolio Manager

James E. McKee                               Bruce N. Alpert
  Secretary                                    Vice President and Treasurer

                                             Henley L. Smith
                                               Vice President

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------